UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

ELECTROGLAS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-21626	77-0336101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, CA 95138

(Address of principal executive offices)

Registrant’s telephone number, including area code:	(408) 528-3000

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Document
99.1	Press Release of Electroglas, Inc., dated July 24, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On July 24, 2003, Electroglas, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its second quarter fiscal 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

This Form 8-K, the information contained herein, and the attached exhibit are furnished under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROGLAS, INC.

Date:	July 24, 2003	By:	/s/ THOMAS E. BRUNTON
Thomas E. Brunton Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Electroglas, Inc., dated July 24, 2003.